UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                October 29, 1997


                  Nissan Auto Receivables 1997-A Grantor Trust
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     333-1664                     33-0479655
--------------------------------------------------------------------------------
(State or other Juris-            (Commission             (I.R.S. Employer
diction of incorporation)    Registration Number)        Identification Number)


                  Nissan Auto Receivables 1997-A Grantor Trust
                     c/o Nissan Motor Acceptance Corporation
                               900 W. 190th Street
                           Torrance, California 90502
                                 (310) 719-8013
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

Description of the Certificates and the Receivables
---------------------------------------------------

                  Pursuant to a Registration Statement on Form S-1 (Registration File No. 333-1664) declared effective by the Securities and Exchange Commission on October 20, 1997 (the "Registration Statement"), there were registered under the Securities Act of 1933, as amended, $755,564,579.00 in aggregate principal amount of 6.15% Asset Backed Certificates, Class A (the "Class A Certificates"), representing in the aggregate an undivided ownership interest of 87% of the Nissan Auto Receivables 1997-A Grantor Trust (the "Trust"). On October 29, 1997, the Trust issued the Class A Certificates and $112,900,454.86 in aggregate principal amount of 6.15% Asset Backed Certificates, Class B (the "Class B Certificates"), representing in the aggregate an undivided ownership interest of 13% of the Trust, to Nissan Auto Receivables Corporation (the "Registrant"). The Trust was formed pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1997 (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, among the Registrant, as Seller, Nissan Motor Acceptance Corporation ("NMAC"), in its individual capacity and as Servicer, and The Fuji Bank and Trust Company ("Fuji"), as Trustee. On October 29, 1997, $755,564,000.00 in aggregate principal amount of the Class A Certificates were sold for $755,436,820.95 by the Registrant pursuant to an Underwriting Agreement, dated October 21, 1997, attached hereto as Exhibit 1.1, among the Registrant and J.P. Morgan Securities Inc., as Representative of the several underwriters named therein. The Class B Certificates and $579.00 in aggregate principal amount of the Class A Certificates have been retained by the Registrant.

                  The Trust property primarily includes motor vehicle retail installment sales contracts originated on or after September 12, 1992, secured by new and used automobiles and light duty trucks (the "Receivables"), with an aggregate original principal amount of $868,465,033.86. The Receivables were sold to the Registrant by NMAC pursuant to a Purchase Agreement, dated as of October 1, 1997, attached hereto as Exhibit 10.1, between the Registrant, as Purchaser, and NMAC, as Seller, and were thereafter sold by the Purchaser to the Trust pursuant to the Pooling and Servicing Agreement.

                  A Subordination Spread Account was created pursuant to a Custody and Pledge Agreement, dated as of October 1, 1997, attached hereto as
Exhibit 4.2, between the Registrant, as Seller, and Fuji, as Custodian for the benefit of the Class A Certificateholders, and was funded with an initial deposit by the Registrant of $8,684,650.34.

                  A Yield Supplement Reserve Account was established by the Registrant pursuant to a Yield Supplement Agreement, dated as of October 1, 1997, attached hereto as Exhibit 10.2, among the Registrant, NMAC and Fuji, as Trustee and Class A Agent. The account was funded by the Registrant with $1,898,666.90, and was pledged to and is maintained by the Class A Agent for the benefit of the Class A Certificateholders.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -----------------------------------------

                           (a)      Not applicable.

                           (b)      Not applicable.

                           (c)      Exhibits:

         1.1. Underwriting Agreement, dated October 21, 1997, among Nissan Auto Receivables Corporation and J.P. Morgan Securities Inc., as Representative of the several underwriters named therein.

         4.1. Pooling and Servicing Agreement, dated as of October 1, 1997, among Nissan Auto Receivables Corporation, as Seller, Nissan Motor Acceptance Corporation, in its individual capacity and as Servicer, and The Fuji Bank and Trust Company, as Trustee.

         4.2. Custody and Pledge Agreement, dated as of October 1, 1997, between Nissan Auto Receivables Corporation, as Seller, and The Fuji Bank and Trust Company, as Custodian and as Trustee.

         10.1. Purchase Agreement, dated as of October 1, 1997, between Nissan Auto Receivables Corporation, as Purchaser, and Nissan Motor Acceptance Corporation, as Seller.

         10.2. Yield Supplement Agreement, dated as of October 1, 1997, among Nissan Auto Receivables Corporation, Nissan Motor Acceptance Corporation, and The Fuji Bank and Trust Company, as Trustee and Class A Agent.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NISSAN AUTO RECEIVABLES 1997-A
                                             GRANTOR TRUST

                                             By: Nissan Motor Acceptance
                                             Corporation, as Servicer



                                             By: /s/ Katsumi Ishii
                                                     ---------------------------
                                             Name:   Katsumi Ishii
                                             Title:  Vice President, Finance



Date:  November 12, 1997

                                  EXHIBIT INDEX






Exhibit No.                    Description
----------                     -----------

1.1 Underwriting Agreement, dated October 21, 1997, among Nissan Auto Receivables Corporation and J.P. Morgan Securities Inc., as Representative of the several underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of October 1, 1997, among Nissan Auto Receivables
                               Corporation, as Seller, Nissan
                               Motor Acceptance Corporation, in
                               its individual capacity and as
                               Servicer, and The Fuji Bank and
                               Trust Company, as Trustee.

4.2 Custody and Pledge Agreement, dated as of October 1, 1997, between Nissan Auto Receivables Corporation, as Seller, and The Fuji Bank and Trust Company, as Custodian and Trustee.

10.1 Purchase Agreement, dated as of October 1, 1997, between Nissan Auto Receivables Corporation, as Purchaser, and Nissan Motor
                               Acceptance Corporation, as
                               Seller.

10.2 Yield Supplement Agreement, dated as of October 1, 1997, among Nissan Auto Receivables
                               Corporation, Nissan Motor
                               Acceptance Corporation, and The
                               Fuji Bank and Trust Company, as
                               Trustee and Class A Agent.

NYFS11...:\95\65595\0025\1856\FRM02097.R4A